UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

ARNO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer
Identification No.)

200 Route 31 North, Suite 104
Flemington, NJ 08822

(Address of principal executive offices and Zip Code)

(862) 703-7170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On January 12, 2016, Arno Therapeutics, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of 21,153,997 shares of the Company’s common stock (the “Shares”), at a purchase price of $0.35 per Share for an aggregate gross proceeds of approximately $7.4 million, including approximately $2.1 million from the automatic conversion of outstanding promissory notes, as described below. The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and the Purchasers. The purchase and sale of the shares was completed on January 12, 2016.

The number of Shares sold pursuant to the Purchase Agreement included an aggregate of 6,081,858 Shares that were issued upon the automatic conversion of the Company’s 6% Unsecured Convertible Promissory Notes (the “Notes”). The Notes were originally issued in the principal amount of $2.1 million on October 21, 2015, and such principal amount and all accrued interest were converted into Shares. The terms of the Notes were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2015, which is incorporated herein by reference.

The Purchasers included several officers and directors of the Company, or entities affiliated with officers and directors of the Company: Arie S. Belldegrun, M.D. (including entities affiliated with Dr. Belldegrun), the Company’s Chairman of the Board (purchased Shares with an aggregate purchase price of $0.75 million, including Shares issuable upon conversion of the Notes); Commercial Street Capital, LLC ($1.0 million, including Shares issuable upon conversion of Notes), an entity with which Steven B. Ruchefsky, a director of the Company, is affiliated; entities affiliated with Pontifax (purchased $0.5 million of Shares, all issuable upon conversion of Notes), of which Tomer Kariv, a director of the Company, is affiliated; David M. Tanen, a director of the Company (purchased $125,000 of Shares, all issuable upon conversion of Notes); and Alexander Zukiwski (purchased $50,000 of Shares, all issuable upon conversion of Notes), the Company’s Chief Executive Officer. All such officers and directors made such investment on the same terms as all other Purchasers under the Purchase Agreement.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

In connection with the entry into the Purchase Agreement, and as contemplated thereby, on January 12, 2016, the Company entered into a Registration Rights Agreement with the Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file within 60 days of the date of the agreement, a registration statement under the Securities Act covering the resale of the Shares (the “Registration Statement”), and to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but not later than 120 days following the date of the Registration Rights Agreement (the “Effectiveness Date”). If the Company does not file the Registration Statement by the Filing Date or obtain its effectiveness by the Effectiveness Date, then the Company is required to pay liquidated damages to the Purchasers in an amount equal to 1% of the aggregate purchase price paid by such Purchaser for the Shares per month until the Registration Statement is filed or declared effective, as applicable, subject to a maximum of 10% of the aggregate purchase price paid by each Purchaser for the Units. The Company is required to maintain the effectiveness of the Registration Statement until all of the shares covered thereby are sold or may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement that the Company be in compliance with the current public information requirements of Rule 144.

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The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The offer and sale of the Shares pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.  The Shares offered and sold pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. As described under Item 1.01, above, the Company has agreed to file a registration statement with the Commission covering the resale of the Shares.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2005 Stock Option Plan

On January 7, 2016, the Board of Directors of the Company extended the expiration date of the Company’s 2005 Stock Option Plan to March 31, 2016, and ratified and confirmed all of its terms and conditions, as well as all grants previously made pursuant thereto.

Appointment of Director

Effective January 12, 2016, Jay Moorin was appointed as a director of the Company.  Since 1998, Mr. Moorin has served as a founding general partner of ProQuest Investments, a healthcare venture capital firm. From 1991 to 1998, Mr. Moorin served as president and chief executive officer of Magainin Pharmaceuticals Inc., a publicly-traded biopharmaceutical company, and also served as chairman of its Board of Directors from 1996 to 1998. He is also currently Chairman of the Board of Eagle Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, serves on the Board of Directors of a private radiation therapy company and serves as a trustee of the Equinox Funds Trust. Previously, Mr. Moorin served as managing director of healthcare banking at Bear Stearns & Co. Inc. and vice president of marketing and business development at a division of the ER Squibb Pharmaceutical Company. Mr. Moorin held the position of adjunct senior fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania from 1997 to 2012. Previously, Mr. Moorin served on the board of directors of numerous public and private healthcare companies. Mr. Moorin holds a B.A. in economics from the University of Michigan.

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Item 8.01.    Other Events.

After giving effect to the issuances of shares of the Company’s common stock pursuant to the Purchase Agreement, as of the close of business on January 12, 2016, the Company has approximately 41,562,613 shares of its common stock issued and outstanding.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement dated January 12, 2016, among the Company and the Purchasers named therein.
10.2	Form of Registration Rights Agreement dated January 12, 2016, among the Company and the Holders identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016

Arno Therapeutics, Inc.

By: /s/ Alexander Zukiwski
Alexander Zukiwski, M.D.
Chief Executive Officer

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